Exhibit 10.4

FIFTH AMENDMENT (EXTENSION TO THE LEASE)

THIS Amendment (hereinafter referred to as the “Fifth Amendment”), dated the 18th day of April 2024, is entered into by ACCURIDE INTERNATIONAL INC., a California corporation (hereinafter referred to as “Landlord”) and RXSIGHT, Inc., a Delaware corporation, (hereinafter referred to as “Tenant”). The parties agree as follows:

A.
Identification of Lease. Reference is made to that certain Commercial Lease

Agreement dated August 31st, 2015 (the “Original Lease”), as amended by that certain First

Amendment to the Lease dated November 23rd, 2015, as amended by that certain Second

Amendment to the Lease dated December 22nd , 2015 , as amended by that certain Third

Amendment to the Lease dated January 18th, 2016, as amended by that certain Fourth Amendment to the Lease dated November 12th, 2016, (The Original Lease, as so amended, is herein collectively referred to as the “Lease”) for certain premises containing approximately 21,498 rentable square feet located at 100 Columbia Suite 200, Aliso Viejo, CA and 20,608 rentable square feet located at 100 Columbia Suite 100, Aliso Viejo Ca as more particularly described in the Lease as the Premises.

B.
Context of Fifth Amendment. The parties have agreed to the following:
1.
Term/Premises. Landlord and Tenant agree to extend the Lease for an additional 76 months for the total 42,106 square feet.
2.
The Lease extension period. The Lease Extension Period shall be from October 1, 2024 and January 31, 2031.
3.
Tenant Improvement Allowance. Landlord shall provide a $50,000 allowance for all mutually agreed upon building improvements. Tenant agrees to allocate up to $10,000 of the allowance to upgrade the trash enclosure to match the enclosures located at 120/140 and 150 Columbia. Tenant shall provide a work letter defining what work will be covered under the Tenant Improvement Allowance. (See Attachment A)
4.
ISLC. Any existing Irrevocable Standby Letter of Credit (ISLC) issued to Landlord shall be canceled and nullified as of September 30, 2024. As of the commencement of the Fifth Amendment, Tenant shall be required to:
i.
Submit a copy or link of its 10-Q and 10-K to Landlord within ten (10) business days of public release.
ii.
In the event Tenant’s cash and equivalents fall below $40,000,000, Tenant shall notify Landlord within ten (10) business days.
iii.
In the event Tenant’s cash equivalents fall below $30,000,000 for any five (5) business day period, Tenant shall notify Landlord within two (2) business days and provide Landlord with an Irrevocable Standby Letter of Credit (ISLC) in the amount of $773,661.81 within thirty (30 calendar days). Tenant shall conform to the format issued under the ISLC requirements (Attachment F, under the Original Lease)

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C.
Rent During Fifth Extension Period. During the Fifth Extension Period, the base rent payable shall be the amount called for by the following:

Months	Rate/SF	Rate/Month
*01-12:	$1.540	$64,843.24 Plus NNN
13 – 24:	$1.594	$67,112.75 Plus NNN
25 – 36:	$1.650	$69,461.70 Plus NNN
37 – 48:	$1.707	$71,892.86 Plus NNN
49 – 60:	$1.767	$74,409.11 Plus NNN
61 – 72:	$1.829	$77,013.43 Plus NNN
73 – 76:	$1.893	$79,708.90 Plus NNN

*Abated Base rent in months 2,11 and 12

In addition to the base rent, Tenant shall be responsible for the Triple Net expenses as per the existing Lease.

D.
Option to Renew. Tenant shall receive two (2) five (5) year Options to Extend the Lease at the end of the Fourth Amendment term. All other Renewal options prior to this Fifth Amendment shall be null and void. Tenant shall provide notice to renew with no less than nine (9) months prior written notice and no more than Twelve (12) months prior to the Lease Expiration date, of its intention to extend the lease. The base rent amounts for the option periods shall be at 95% of FMV and not less than the last month’s rent paid.
E.
Deposit. Upon lease execution, Tenant shall pay a Security Deposit equal to the last month’s rent ($79,708.90). The existing security deposit of the current lease is $52,905.71 and shall be increased by $26,803.19 at execution.
F.
Commission. Neither Party was represented by a Broker in the matter.
G.
Miscellaneous. Any term used in this Fifth Amendment, which is defined in the Lease, shall have the same meaning herein, unless the context indicates that another meaning is intended. The Lease is intended to be and is supplemented and amended by the provisions of this Fifth Amendment, and hereafter the Lease shall be considered and construed together. All of the terms, provisions, conditions, and covenants of the Lease, as modified by this Fifth Amendment, shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed on or as of the day and year above written.

“Landlord”:		“Tenant”:

ACCURIDE INTERNATIONAL INC. a California Corporation		RXSIGHT, Inc. a Delaware Corporation

By:	Jeffrey A. Dunlap	By:	/s/ Ron Kurtz
		Title:	President &CEO
Date:	4/18/2024	Date:	4/18/2024

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Attachment A

WORK LETTER EXAMPLE

(Tenant Improvements)

100 Columbia, Suite 100, Aliso Viejo, CA

1.
TENANT IMPROVEMENTS

The tenant improvement work (“Tenant Improvements”) shall consist of the work required to complete certain improvements to the Premises based on a working floor drawing attached as Exhibit B. Tenant shall contract with a general contractor, identified as J.S. Shafer & Associates, Inc. to construct the Tenant Improvements. The Tenant Improvements work shall be undertaken and prosecuted in accordance with the following requirements:

A.
It is understood that except as provided below, the Tenant Improvements shall only include actual improvements to the Premises approved by Landlord identified in Attachments A and B and shall exclude (but not by way of limitation) Tenant’s furniture, trade fixtures, partitions, equipment and signage improvements, if any. Further, the Tenant Improvements shall incorporate Landlord’s building standard materials and specifications (“Standards”). No deviations from the Standards may be requested by Tenant with respect to doors and frames, finish hardware, entry graphics, the ceiling system, light fixtures and switches, mechanical systems, life and safety systems, and/or window coverings; provided that Landlord may, in its sole discretion, authorize in writing one or more of such deviations, in which event, unless Landlord otherwise agrees in its sole discretion, Tenant shall be solely responsible for the cost of replacing same with the applicable Standard item(s) upon the expiration or termination of this Lease. All other non-standard items (“Non-Standard Improvements”) shall be subject to the prior approval of Landlord, which may be withheld in Landlord’s sole discretion. Landlord shall in no event be required to approve any Non-Standard Improvement if Landlord determines that such improvements (i) is of a lesser quality than the corresponding Standard, (ii) fails to conform to applicable governmental requirements, (iii) requires building services beyond the level Landlord has agreed to provide Tenant under this Lease, or (iv) would have an adverse aesthetic impact from the exterior of the Premises.
B.
Tenant shall use a licensed general contractor (Identified as J.S. Shafer & Associates) and that contractor’s selected subcontractors to construct the Premises.
C.
The TI Contractor and each of its subcontractors shall comply with Landlord’s requirements as generally imposed on third party contractors, including without limitation all insurance coverage requirements and the obligation to furnish appropriate certificates of insurance to Landlord, prior to commencement of construction or the Tenant Improvements work.
D.
A construction schedule shall be provided to Landlord and Tenant prior to commencement of the construction of the Tenant Improvements work, and weekly updates shall be supplied

Work Letter (Continued)

E.
The Tenant Improvements work shall be prosecuted at all times in accordance with all state, federal and local laws, regulations and ordinance, including without limitation all OSHA and other safety laws, the Americans with Disabilities Act (“ADA”) and all applicable governmental permit and code requirements.
F.
Tenant hereby designates Richard Drinkward, Telephone No. (949) 521-7833, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes and Landlord shall be entitled to rely upon authorizations and directives of such persons as if given directly by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

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2.
COST OF TENANT IMPROVEMENTS

Tenant Improvement-CV-2A	Attachment C	J. S. Shafer & Associates, Inc.
100 Columbia, Suite 100		Schedule of Values
Aliso Viejo, CA 92656		Job No. 2362
blank		08/29/16

CSI	Item Description	Count	Unit	Unit Cost	Item Values
01030	General Conditions				70,048.80
01000	Building Permit Fees	1	Allowance	12,500.00	12,500.00
01027	Electrical Engineering	1	Lot	18,000.00	18,000.00
01028	Mechanical Engineer	1	Lot	8,000.00	8,000.00
01032	Printing & copying	1	Allowance	750.00	750.00
01523	Scissor / boom lifts-rentals	1	Each	1,200.00	1,200.00
01560	Dispose 4-ft flourescent tubes removed	1	Lot	496.32	496.32
01566	Debris disposal-dumpsters	3	Each	800.00	2,400.00
02070	Demo-walls 254' @ 9.5'	3,420	Sq. Ft.	2.00	6,840.00
02070	Demo-additional per 09/14 plan-130 In.ft.	1,260	Sq. Ft.	2.00	2,520.00
02070	Demo wall cladding of X-frame, remove nailer	6	Man hours	39.48	236.88
02071	Demo-acoustic ceilings	5,384	Sq. Ft.	0.75	4,038.00
02072	Demo-existing 2x4 flourescent fixtures	117	Each	9.00	1,053.00
02073	Demo-existing carpet, vct-break rm, wall base	8,493	Sq. Ft.	0.45	3,821.85
02074	Demo sheet vinyl & cove base-rest rooms	475	Sq. Ft.	1.00	475.00
02075	Demo existing toilet partitions	1	Lot	200.00	200.00
02076	Demo & abandon existing plumbing drains	12	Man hours	47.53	570.36
02080	Conc cut, demo & dispose - sink installs	60	Sq. Ft.	13.00	780.00
02081	Conc cut, demo-undergound elect & piping	14	Sq. Ft.	13.00	182.00
03030	Replace concrete-sink install	60	Sq. Ft.	18.00	1,080.00
03031	Replace concrete-underground elect &piping	14	Sq. Ft.	18.00	252.00
03034	Conc slab crack-grind open & fill w/ Sika	280		2.35	658.00
06200	Install mid-span support-Chem Lab ceiling	1	Lot	488.15	488.15
06400	Cabinetry-relocate/modify existing	1	Allowance	2,000.00	2,000.00
06410	Cabinetry-new Saron counter top	28	Sq. Ft.	48.00	1,344.00
07210	Insulation-R19 faced-Existing @ mezz-repair	1	Lot	1,638.25	1,638.25
07211	Insulation-R11	1	Lot	1,098.25	1,098.25
07212	Insulation-R-30 at roof of CV-2A only	1	Lot	13,650.00	13,650.00
07215	Insulation-R13-in partition walls	3,360	Sq. Ft.	1.15	3,864.00
07216	R-19 insulation in 6" walls-Chem Lab	1,080	Sq. Ft.	1.45	1,566.00
07217	R-30 insulation in ceiling of Chem Lab	900	Sq. Ft.	1.85	1,665.00
07700	Roof repair work	4	Lot	750.00	3,000.00
08331	Repair 2 roll-up doors at Warehouse	2	Each	1,208.00	2,416.00
08500	Metal window frame & install-5-0x4-0 ea	6	Each	392.20	2,353.20
08501	Window w/ Pyran fire safety glass-1-hr rating	1	Allowance	750.00	750.00
08801	Door-stain birch-frame-side lite-8 ft-hrdwre-ins	4	Lot	950.00	3,800.00
08802	Doors-6-0x8-0, stain grade, hardware, install	4	Each	1,100.00	4,400.00
08803	Install doors saved for re-use	14	Lot	150.00	2,100.00
08804	Door-3-0x8-0, stain grade, hardware, installed	4	Lot	800.00	3,200.00
08805	Replace door access hardware to match CV1	22	Each	130.00	2,860.00
08806	Kick plates-stainless-installed	14	Each	44.57	623.98
08807	Door closers-installed	8	Each	155.00	1,240.00
09104	Frame & drywall - H=10-ft, per 9/14 plan	1	Lot	28,600.00	28,600.00
09105	Frame & drywall-ceiling Chem Lab-9/14 plan	900	Sq. Ft.	11.12	10,008.00
09107	Drywall-recessed boxes for lights 1-hr	16	Each	95.00	1,520.00
09108	Frame & drywall-combo fire/smoke dampers	7	Each	250.00	1,750.00
09109	Drywall furring & details at A-frame exposed	1	Allowance	975.00	975.00
09110	Drywall-cut patch-finish-T24 outlets	9	Each	375.00	3,375.00

1 of 3

Cost of Tenant Improvements (Continued)

Tenant Improvement-CV-2A	Attachment C	J. S. Shafer & Associates, Inc.
100 Columbia, Suite 100		Schedule of Values
Aliso Viejo, CA 92656		Job No. 2362
blank		08/29/16

CSI	Item Description	Count	Unit	Unit Cost	Item Values
09115	Backing supports-2 rows-in walls-Rm 154	60	Ln. Ft.	5.50	330.00
09512	T-bar grid-new-office area-standard tile	2,564	Sq. Ft.	3.74	9,589.36
09513	T-bar & Gridstone-148,148,150,153,154,155	2,000	Sq. Ft.	4.65	9,300.00
09514	Replace ceiling tile w/ matching CV-1 tile	2,976	Sq. Ft.	1.56	4,642.56
09515	Install hard washable ceiling tile in Rest Rms	500	Sq. Ft.	2.65	1,325.00
09666	Vinyl ESD flooring - Rm 153 Hardware Dev	580	Sq. Ft.	7.92	4,593.60
09675	Sheet vinyl-Rm 154 - Upgraded material	900	Sq. Ft.	9.34	8,406.00
09676	Sheet vinyl-Rest Rooms-Coved-Upgrade mtl	500	Sq. Ft.	8.20	4,100.00
09677	VCT flooring - NIC - by others	1	Lot	1.00	1.00
09678	Carpet tile - NIC - by others	1	Lot	1.00	1.00
09678	Vinyl-rubber wall base - NIC - by others	1	Lot	1.00	1.00
09910	Finish new & existing doors-stain-clear coat	29	Each	75.00	2,175.00
09966	Vinyl ESD floor-buff & polish-ESD procedure	1	Lot	575.00	575.00
09970	FRP-replace in rest rooms	1	Lot	2,100.00	2,100.00
09990	Painting-interior-walls-all except Rm 154	18,324	Sq. Ft.	0.88	16,125.12
09991	Painting-interior-Rm 152-Epoxy	1,080	Sq. Ft.	1.70	1,836.00
09992	Painting-ceiling of Rm 152-Epoxy	900	Sq. Ft.	1.97	1,773.00
09995	Paint west stair shaft & drywall repair	1	Allowance	750.00	750.00
09996	Detail painting-A frame exposed	1	Lot	400.00	400.00
10400	Signage-code required only	1	Lot	420.00	420.00
10520	Fire extinguisher cabinets	4	Each	262.00	1,048.00
10600	Toilet partitions-new-stainless	1	Lot	9,017.00	9,017.00
10800	Toilet accessories-new	1	Lot	4,887.00	4,887.00
11000	Assist CV installations of equipment-Allow	40	CrewHours	90.51	3,620.40
12512	Louver blinds-installed	76	Each	131.00	9,956.00
12526	Remove & replace window films	1	Lot	1.00	1.00
15310	Nitrogen-extend existing & 5 points of service	1	Allowance	4,500.00	4,500.00
15315	Compressed air-extend exist-10 points svc	1	Allowance	6,500.00	6,500.00
15316	Clean water-extend to sinks in labs	1	Allowance	1,800.00	1,800.00
15401	New condensate piping	1	Allowance	1,000.00	1,000.00
15405	Dig trenches & backfill-sink drains, electrical	1	Lot	1,000.00	1,000.00
15449	Underground sewer pipe explore & video	1	Lot	750.00	750.00
15450	Plumbing per plans P-1 & P-2 dated 7/20/16	1	Allowance	17,500.00	17,500.00
15451	Install CV's sink &disposer-ice mkrCoffee Bar	1	Allowance	1,500.00	1,500.00
15455	Replace toilets, lavs, urinals-install hands free	1	Lot	10,629.00	10,629.00
15456	Repair trap primers-R/Rs	1	Allowance	1,400.00	1,400.00
15620	Hvac-air balance & report-per unit	1	Lot	4,995.00	4,995.00
15650	Hvac-pads for new compressors	2	Each	1,500.00	3,000.00
15800	Hvac-Rm 154-Chem Lab-negative press-16x	1	Allowance	30,000.00	30,000.00
15801	Hvac-Rm 128-Optics Lab-positive pressure	1	Allowance	10,000.00	10,000.00
15802	Hvac-Balance of areas - 5 existing machines	1	Allowance	20,000.00	20,000.00
15803	Install 2 Labconco exhaust fans & systems	1	Allowance	25,000.00	25,000.00
15865	Combo fire & smoke dampers-Rm 154 1-hr	7	Each	650.00	4,550.00
15883	Install HEPA filter units, HEPA units NIC	6	Allowance	800.00	4,800.00
15900	Fire sprinklers-adjust head locations	1	Lot	12,644.00	12,644.00
16400	Electricl-demo safe-off	1	Lot	2,000.00	2,000.00
16401	Electrical-distributed power outlets & data	1	Lot	31,055.35	31,055.35
16408	Electrical-add 2-120-208 panels w/ feeders	1	Lot	2,471.65	2,471.65

2 of 3

Cost of Tenant Improvements (Continued)

Tenant Improvement-CV-2A	Attachment C	J. S. Shafer & Associates, Inc.
100 Columbia, Suite 100		Schedule of Values
Aliso Viejo, CA 92656		Job No. 2362
blank		08/29/16

CSI	Item Description	Count	Unit	Unit Cost	Item Values
16413	Emergency power-175 amp transfer switch	1	Lot	2,532.60	2,532.60
16414	Emer power-panel, xfmr,disconnect, feeders	1	Allowance	6,737.55	6,737.55
16415	Install grounding buss in CV-2A IT room	1	Lot	455.00	455.00
16416	Power to 2 new hvac units-H-8 & H-25	1	Lot	2,863.85	2,863.85
16417	Power to 2 Labconco exhaust hoods & fans	1	Lot	5,747.17	5,747.17
16474	Replace deteriorated seal-tite-roof hvac units	1	Lot	2,876.98	2,876.98
16475	Install power/data/video in conc floor-Rm 130	1	Assembly	1,593.83	1,593.83
16476	Install power & data in floor box	1	Lot	887.00	887.00
16511	Light fixtures-Exit	9	Each	125.00	1,125.00
16512	Light fixtures-2x4 LED	105	Each	131.00	13,755.00
16514	Install 2x4 LED fixtures on Emer circuit	23	Lot	211.27	4,859.21
16515	Install 2x4 LED fixtures	98	Lot	270.20	26,479.60
16600	Install overhead quad outlets on flex cords	6	Allowance	270.00	1,620.00
16650	Install power to HEPA filter units	6	Allowance	300.00	1,800.00
16720	Fire alarm system-B occupancy	1	Lot	18,983.00	18,983.00
16721	Fire alarm system 1-hr conditions & ducts	1	Lot	9,704.00	9,704.00
16723	Fire alarm system-conduit install	1	Allowance	2,500.00	2,500.00
15930	Title 24 contol zones-lighting only	1	Lot	23,478.85	23,478.85
16931	T-24 power outlets & controls	1	Lot	9,467.35	9,467.35
					667,921.07

17100	Contractors Contingency			2.00%	13,358.42

17200	Contractors Overhead & Profit			8.00%	54,502.36

17300	Contractor's Insurance			1.50%	11,036.73

Total Cost Per Agreement and Plans					746,818.58

3 of 3

_________________________________________________________

•
Yellow highlighted area to be put back to its original configuration

At the termination of the lease